EXHIBIT 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER

OF NATCO GROUP INC.

PURSUANT TO 18 U.S.C. § 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2005 filed with the Securities and Exchange Commission (the “Report”), I, John U. Clarke, Chief Executive Officer of NATCO Group Inc. (the “Company”), and, I, Richard W. FitzGerald, Senior Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John U. Clarke
Name:	John U. Clarke
Date:	May 10, 2005

/s/ Richard W. FitzGerald
Name:	Richard W. FitzGerald
Date:	May 10, 2005